Exhibit 99.1

In re: Sears Holdings Corporation, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: February 3, 2019 – March 2, 2019
Federal Tax I.D. # 20-1920798

GLOBAL NOTES AND STATEMENTS OF LIMITATIONS

AND DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORTS

On October 15, 2018 (the “Petition Date”), Sears Holdings Corporation and 49 of its debtor affiliates, as debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the “Debtors,” and together with the Debtors’ non-debtor affiliates, the “Company”)1 filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). In addition, Debtors SHC Licensed Business LLC, SHC Promotions LLC and SRe Holding Corporation filed their voluntary petitions for relief on October 18, 2018, October 22, 2018 and January 7, 2019, respectively. The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”) under the caption Sears Holdings Corporation., et al., Case No. 18-23538 (RDD) (S.D.N.Y.), pursuant to an order entered by the Bankruptcy Court on October 15, 2018 [ECF No. 118]. On October 24, 2018, the United States Trustee for Region 2 (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a) of the Bankruptcy Code (the “Creditors’ Committee”) [ECF No. 276]. The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On February 8, 2019, the Bankruptcy Court entered the Order (I) Approving the Asset Purchase Agreement Among Sellers and Buyer, (II) Authorizing the Sale of Certain of the Debtors’ Assets Free and Clear of Liens, Claims, Interests and Encumbrances, (III) Authorizing the Assumption and Assignment of Certain Executory Contracts, and Leases in Connection Therewith and (IV) Granting Related Relief [ECF No. 2507] (the “Sale Order”). The Sale Transaction (as defined in the Sale Order) with Transform Holdco LLC (the “Buyer”) closed on February 11, 2019 (the “Closing”).

The following notes, statements and limitations should be referred to, and referenced in connection with, any review of the MOR.

[1]

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are as follows: Sears Holdings Corporation (0798); Kmart Holding Corporation (3116); Kmart Operations LLC (6546); Sears Operations LLC (4331); Sears, Roebuck and Co. (0680); ServiceLive Inc. (6774); SHC Licensed Business LLC (3718); A&E Factory Service, LLC (6695); A&E Home Delivery, LLC (0205); A&E Lawn & Garden, LLC (5028); A&E Signature Service, LLC (0204); FBA Holdings Inc. (6537); Innovel Solutions, Inc. (7180); Kmart Corporation (9500); MaxServ, Inc. (7626); Private Brands, Ltd. (4022); Sears Development Co. (6028); Sears Holdings Management Corporation (2148); Sears Home & Business Franchises, Inc. (6742); Sears Home Improvement Products, Inc. (8591); Sears Insurance Services, L.L.C. (7182); Sears Procurement Services, Inc. (2859); Sears Protection Company (1250); Sears Protection Company (PR) Inc. (4861); Sears Roebuck Acceptance Corp. (0535); Sears, Roebuck de Puerto Rico, Inc. (3626); SYW Relay LLC (1870); Wally Labs LLC (None); SHC Promotions LLC (9626); Big Beaver of Florida Development, LLC (None); California Builder Appliances, Inc. (6327); Florida Builder Appliances, Inc. (9133); KBL Holding Inc. (1295); KLC, Inc. (0839); Kmart of Michigan, Inc. (1696); Kmart of Washington LLC (8898); Kmart Stores of Illinois LLC (8897); Kmart Stores of Texas LLC (8915); MyGofer LLC (5531); Sears Brands Business Unit Corporation (4658); Sears Holdings Publishing Company, LLC. (5554); Sears Protection Company (Florida), L.L.C. (4239); SHC Desert Springs, LLC (None); SOE, Inc. (9616); StarWest, LLC (5379); STI Merchandising, Inc. (0188); Troy Coolidge No. 13, LLC (None); BlueLight.com, Inc. (7034); Sears Brands, L.L.C. (4664); Sears Buying Services, Inc. (6533); Kmart.com LLC (9022); Sears Brands Management Corporation (5365); and SRe Holding Corporation (4816). The location of the Debtors’ corporate headquarters is 3333 Beverly Road, Hoffman Estates, Illinois 60179.

In re: Sears Holdings Corporation, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: February 3, 2019 – March 2, 2019
Federal Tax I.D. # 20-1920798

1.

Basis of Presentation. The Debtors are filing their consolidated monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ chapter 11 cases. The MOR is in a format acceptable to the U.S. Trustee for the Southern District of New York (the “U.S. Trustee”). The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates.

In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update the MOR.

This MOR has not been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all of the information and footnotes required by U.S. GAAP. Therefore, there can be no assurance that the consolidated financial information presented herein is complete, and readers are strongly cautioned not to place undue reliance on the MOR.

The information furnished in this report includes primarily normal recurring adjustments but does not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with U.S. GAAP. Certain adjusting entries (including, but not limited to, income tax expense and intercompany profit eliminations) are only prepared on a quarterly basis, and therefore any such adjustments included herein are based on information as of February 2, 2019, the Debtors’ fiscal year end.

Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.

In future periods, any changes to prior period balances will be reflected in the current month’s MOR.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations and financial position of the Debtors in the future.

2.

Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

In re: Sears Holdings Corporation, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: February 3, 2019 – March 2, 2019
Federal Tax I.D. # 20-1920798

3.

Consolidated Entity Accounts Payable and Disbursements Systems. Cash was received and disbursed by the Debtors as described in the Motion of Debtors for Authority to (I) Continue Using Existing Cash Management System, Bank Accounts, and Business Forms, (II) Implement Ordinary Course Changes to Cash Management System, (III) Continue Intercompany Transactions, and (IV) Provide Administrative Expense Priority for Post-Petition Intercompany Claims and Related Relief (the “Cash Management Motion”) to the extent approved in the order granting the Cash Management Motion on a final basis (the “Final Cash Management Order”) [ECF No. 1394].

On the Closing, in accordance with the terms of the Asset Purchase Agreement (as defined in the Sale Order), all of the Debtors’ bank accounts, other than those accounts listed on the annexed MOR-1c schedule titled “Bank Account Information,” were transferred to the Buyer (as defined in the Sale Order), not including any cash in such transferred bank accounts. The accounts listed at lines 48 – 66 represent additional accounts, including regional cash accounts for store deposits, opened by the Debtors during this reporting period and the next reporting period, which were not transferred to the Buyer by the Debtors.

4.

Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.

Debtor-in-Possession Financing. On November 30, 2018, the Debtors received authorization from the Bankruptcy Court to access their $1,830,378,380 Debtor-in-Possession ABL Facility on a final basis pursuant to the Final Order (I) Authorizing the Debtors to (A) Obtain Post-Petition Financing, (B) Grant Senior Secured Priming Liens and Superpriority Administrative Expense Claims, and (C) Utilize Cash Collateral; (II) Granting Adequate Protection to the Pre-Petition Secured Parties; (III) Modifying the Automatic Stay; and (IV) Granting Related Relief [ECF No. 955] (the “Final DIP ABL Order”), and on December 28, 2018 the Debtors received authorization to access on a final basis their $350 million Junior Debtor-in-Possession Facility pursuant to the Final Junior DIP Order (I) Authorizing the Debtors to (A) Obtain Post-Petition Financing and (B) Grant Secured Priming Liens and Superpriority Administrative Expense Claim; (II) Modifying the Automatic Stay; and (IV) Granting Related Relief [ECF No. 1436] (the “Final Junior DIP Order,” and together with the Final ABL DIP Order, the “DIP Orders”) and the documents governing the Debtor-in-Possession financing thereunder (the “DIP Loan Documents”). Please see the DIP Orders for additional detail.

Pursuant to the Sale Order, on the Closing, prepetition secured debt under the Final DIP ABL Order was repaid, and secured obligations under the Final Junior DIP Order were rolled into new financing of the Buyer and otherwise discharged as against the Debtors.

In re: Sears Holdings Corporation, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: February 3, 2019 – March 2, 2019
Federal Tax I.D. # 20-1920798

6.

Payment of Pre-Petition Claims Pursuant to Court Orders. Within the first two days of the Debtors’ chapter 11 cases, the Bankruptcy Court entered orders (the “First Day Orders”) authorizing, but not directing, the Debtors to pay, on an interim basis, certain pre-petition (a) claims of critical vendors, shippers, warehousemen, other lien claimants, and foreign creditors; (b) taxes; (c) employee wages, salaries and other compensation and benefits; and (d) obligations related to the use of the Debtors’ cash management system, among other things. On November 16, 2018, the Bankruptcy Court approved the relief requested in connection with the First Day Orders on a final basis, except for the Final Cash Management Order, which was entered on December 21, 2018. To the extent any payments were made on account of such claims or obligations following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in the MOR unless otherwise noted.

As stated above, pursuant to the Sale Order, on the Closing, prepetition secured debt under the Final DIP ABL Order was repaid, and secured obligations under the Final Junior DIP Order were rolled into new financing of the Buyer and otherwise discharged as against the Debtors.

7.

Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

8.	Specific MOR Disclosures.

a.	Notes to MOR-la: The net cash receipts represent cash received by each Debtor assigned bank account.

b.

Notes to MOR-1b: Certain Debtors make disbursements on behalf of other Debtors. The net cash disbursements represent cash disbursed by the applicable Debtor excluding disbursements made on behalf of other Debtors, which are reflected on the accounts of the Debtors on whose behalf they are made. The total disbursements (for quarterly fee purposes) represent the disbursements made on behalf of each affiliated Debtor.

c.

Notes to MOR-1c: All amounts listed are the bank balances as of the dates in the footnotes on MOR-1c. The Debtors have, on a timely basis, performed bank account reconciliations in the ordinary course of business. Due to the level of detailed records, copies of the bank account statements and reconciliations are available for inspection only upon request.

d.	Notes to MOR-1d: This MOR lists the professional fees paid during this reporting period to Restructuring Professionals retained by the Debtors in these chapter 11 cases.

In re: Sears Holdings Corporation, et al.	Case No. 18-23538 (RDD)
Debtors	Reporting Period: February 3, 2019 – March 2, 2019
Federal Tax I.D. # 20-1920798

e.

Notes to MOR-2 & MOR-3: The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Bankruptcy Court actions, payments pursuant to Bankruptcy Court orders, further developments with respect to, among other things, the reconciliation and adjudication of claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts, or other events.

f.

Notes to MOR-4a: For status of post-petition tax payments, see disclosures as noted on MOR-4a. Due to the size and detail of such records, (i) copies of IRS Form 6123 or payment receipts; (ii) copies of tax returns filed during the reporting period; and (iii) a taxes aging schedule will be made available upon reasonable request in writing to bankruptcy counsel for the Debtors.

g.	Notes to MOR-4b: As of the date of this report, there is an ongoing dispute between the Debtors and the Buyer regarding certain post-petition payables.

h.	Notes to MOR-6: During the December 2018 reporting period, the 2016 Term Loan was rolled up into the Debtor-in-Possession ABL Facility.

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
Debtors	Reporting Period:	2/3/19 - 3/2/19
	Federal Tax I.D. No.	20-1920798

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts	MOR-1a	X
Schedule of Cash Disbursements	MOR-1b & 1b.1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1c.1 & 1c.2 & 1c.3	X
Copies of bank statements			Available Upon Request
Cash disbursements journals			Available Upon Request
Schedule of Retained Restructuring Professionals Fees	MOR-1d	X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-petition Taxes	MOR-4a	X
Copies of IRS Form 6123 or payment receipt			Available Upon Request
Copies of tax returns filed during reporting period			Available Upon Request
Summary of Unpaid Post-petition Debts	MOR-4b	X
Listing of Aged Accounts Payable			Available Upon Request
Accounts Receivable Reconciliation and Aging	MOR-4c	X
Payments to Insiders	MOR-5	X
Post Petition Status of Secured Notes	MOR-6	X
Debtor Questionnaire	MOR-7	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Mohsin Y. Meghji	4/15/19
Signature of Authorized Individual	Date

Mohsin Y. Meghji	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	2/3/19- 3/2/19
	Federal Tax I.D. No.	20-1920798

NOTES TO MONTHLY OPERATING REPORT

The Monthly Operating Report (“MOR”) includes activity for the following Debtors:

#	DEBTOR ENTITY NAME	FILING DATE	BANKRUPTCY CASE NUMBER	COMPLETE EIN OR OTHER TAXPAYER I.D.
1.	SEARS, ROEBUCK AND CO.	10/15/18	18-23537	36-1750680
2.	SEARS HOLDINGS CORPORATION	10/15/18	18-23538	20-1920798
3.	KMART HOLDING CORPORATION	10/15/18	18-23539	32-0073116
4.	KMART OPERATIONS LLC	10/15/18	18-23540	32-0456546
5.	SEARS OPERATIONS LLC	10/15/18	18-23541	35-2524331
6.	SERVICELIVE, INC.	10/15/18	18-23542	36-4616774
7.	A&E FACTORY SERVICE, LLC	10/15/18	18-23543	36-4486695
8.	A&E HOME DELIVERY, LLC	10/15/18	18-23544	37-1500205
9.	A&E LAWN & GARDEN, LLC	10/15/18	18-23545	13-4275028
10.	A&E SIGNATURE SERVICE, LLC	10/15/18	18-23546	37-1500204
11.	FBA HOLDINGS INC.	10/15/18	18-23547	36-4186537
12.	INNOVEL SOLUTIONS, INC.	10/15/18	18-23548	36-1857180
13.	KMART CORPORATION	10/15/18	18-23549	38-0729500
14.	MAXSERV, INC.	10/15/18	18-23550	74-2707626
15.	PRIVATE BRANDS, LTD.	10/15/18	18-23551	55-0544022
16.	SEARS DEVELOPMENT CO.	10/15/18	18-23552	36-2476028
17.	SEARS HOLDINGS MANAGEMENT CORPORATION	10/15/18	18-23553	20-3592148
18.	SEARS HOME & BUSINESS FRANCHISES, INC.	10/15/18	18-23554	98-0126742
19.	SEARS HOME IMPROVEMENT PRODUCTS, INC.	10/15/18	18-23555	25-1698591
20.	SEARS INSURANCE SERVICES, L.L.C.	10/15/18	18-23556	36-4287182
21.	SEARS PROCUREMENT SERVICES, INC.	10/15/18	18-23557	30-0092859
22.	SEARS PROTECTION COMPANY	10/15/18	18-23558	36-4471250
23.	SEARS PROTECTION COMPANY (PR) INC.	10/15/18	18-23559	66-0704861
24.	SEARS ROEBUCK ACCEPTANCE CORP.	10/15/18	18-23560	51-0080535
25.	SEARS, ROEBUCK DE PUERTO RICO, INC.	10/15/18	18-23561	66-0233626
26.	SYW RELAY LLC	10/15/18	18-23562	35-2561870
27.	WALLY LABS LLC	10/15/18	18-23563	None
28.	BIG BEAVER OF FLORIDA DEVELOPMENT, LLC	10/15/18	18-23564	None
29.	CALIFORNIA BUILDER APPLIANCES, INC.	10/15/18	18-23565	68-0406327
30.	FLORIDA BUILDER APPLIANCES, INC.	10/15/18	18-23566	36-3619133
31.	KBL HOLDING INC.	10/15/18	18-23567	26-0031295
32.	KLC, INC.	10/15/18	18-23568	75-2490839
33.	SEARS PROTECTION COMPANY (FLORIDA), LLC	10/15/18	18-23569	20-0224239
34.	KMART OF WASHINGTON LLC	10/15/18	18-23570	61-1448898
35.	KMART STORES OF ILLINOIS LLC	10/15/18	18-23571	61-1448897
36.	KMART STORES OF TEXAS LLC	10/15/18	18-23572	61-1448915
37.	MYGOFER LLC	10/15/18	18-23573	26-4005531
38.	SEARS BRANDS BUSINESS UNIT CORPORATION	10/15/18	18-23574	42-1564658
39.	SEARS HOLDINGS PUBLISHING COMPANY, LLC	10/15/18	18-23575	26-0075554
40.	KMART OF MICHIGAN, INC.	10/15/18	18-23576	38-3551696
41.	SHC DESERT SPRINGS, LLC	10/15/18	18-23577	None
42.	SOE, INC.	10/15/18	18-23578	83-0399616
43.	STARWEST, LLC	10/15/18	18-23579	37-1495379
44.	STI MERCHANDISING, INC.	10/15/18	18-23580	38-2760188
45.	TROY COOLIDGE NO. 13, LLC	10/15/18	18-23581	None
46.	BLUELIGHT.COM, INC.	10/15/18	18-23582	77-0527034
47.	SEARS BRANDS, L.L.C.	10/15/18	18-23583	42-1564664
48.	SEARS BUYING SERVICES, INC.	10/15/18	18-23584	36-3256533
49.	KMART.COM LLC	10/15/18	18-23585	77-0529022
50.	SEARS BRANDS MANAGEMENT CORPORATION	10/15/18	18-23586	36-2555365
51.	SHC LICENSED BUSINESS LLC	10/18/18	18-23616	37-1783718
52.	SHC PROMOTIONS LLC	10/22/18	18-23630	26-4209626
53.	SRE HOLDING CORPORATION	1/7/19	19-22031	46-4344816

Notes to MOR

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	2/3/19 - 3/2/19
MOR-1a	Federal Tax I.D. No.	20-1920798
(in US Dollars)
(Unaudited)

SCHEDULE OF RECEIPTS

#	DEBTOR ENTITY NAME	BANKRUPTCY CASE NUMBER	NET CASH RECEIPTS (a)
1.	SEARS, ROEBUCK AND CO.	18-23537	$1,023,178,035
2.	SEARS HOLDINGS CORPORATION	18-23538	867
3.	KMART HOLDING CORPORATION	18-23539	—
4.	KMART OPERATIONS LLC	18-23540	—
5.	SEARS OPERATIONS LLC	18-23541	—
6.	SERVICELIVE, INC.	18-23542	5,000
7.	A&E FACTORY SERVICE, LLC	18-23543	—
8.	A&E HOME DELIVERY, LLC	18-23544	—
9.	A&E LAWN & GARDEN, LLC	18-23545	—
10.	A&E SIGNATURE SERVICE, LLC	18-23546	—
11.	FBA HOLDINGS INC.	18-23547	—
12.	INNOVEL SOLUTIONS, INC.	18-23548	1,045,599
13.	KMART CORPORATION	18-23549	99,257,058
14.	MAXSERV, INC.	18-23550	—
15.	PRIVATE BRANDS, LTD.	18-23551	—
16.	SEARS DEVELOPMENT CO.	18-23552	—
17.	SEARS HOLDINGS MANAGEMENT CORPORATION	18-23553	9,023,663
18.	SEARS HOME & BUSINESS FRANCHISES, INC.	18-23554	142,320
19.	SEARS HOME IMPROVEMENT PRODUCTS, INC	18-23555	2,552,788
20.	SEARS INSURANCE SERVICES, L.L.C.	18-23556	—
21.	SEARS PROCUREMENT SERVICES, INC.	18-23557	—
22.	SEARS PROTECTION COMPANY	18-23558	—
23.	SEARS PROTECTION COMPANY (PR) INC.	18-23559	—
24.	SEARS ROEBUCK ACCEPTANCE CORP.	18-23560	—
25.	SEARS, ROEBUCK DE PUERTO RICO, INC.	18-23561	—
26.	SYW RELAY LLC	18-23562	—
27.	WALLY LABS LLC	18-23563	—
28.	BIG BEAVER OF FLORIDA DEVELOPMENT, LLC	18-23564	—
29.	CALIFORNIA BUILDER APPLIANCES, INC.	18-23565	1,578,744
30.	FLORIDA BUILDER APPLIANCES, INC.	18-23566	854,046
31.	KBL HOLDING INC.	18-23567	—
32.	KLC, INC.	18-23568	—
33.	SEARS PROTECTION COMPANY (FLORIDA), LLC	18-23569	—
34.	KMART OF WASHINGTON LLC	18-23570	—
35.	KMART STORES OF ILLINOIS LLC	18-23571	—
36.	KMART STORES OF TEXAS LLC	18-23572	—
37.	MYGOFER LLC	18-23573	—
38.	SEARS BRANDS BUSINESS UNIT CORP	18-23574	—
39.	SEARS HOLDINGS PUBLISHING COMPANY, LLC	18-23575	—
40.	KMART OF MICHIGAN, INC.	18-23576	—
41.	SHC DESERT SPRINGS, LLC	18-23577	—
42.	SOE, INC.	18-23578	—
43.	STARWEST, LLC	18-23579	369,214
44.	STI MERCHANDISING, INC.	18-23580	—
45.	TROY COOLIDGE NO. 13, LLC	18-23581	—
46.	BLUELIGHT.COM, INC.	18-23582	—
47.	SEARS BRANDS, L.L.C.	18-23583	—
48.	SEARS BUYING SERVICES, INC.	18-23584	—
49.	KMART.COM LLC	18-23585	—
50.	SEARS BRANDS MANAGEMENT CORPORATION	18-23586	69,266
51.	SHC LICENSED BUSINESS LLC	18-23616	—
52.	SHC PROMOTIONS LLC	18-23630	—
53.	SRE HOLDING CORPORATION	19-22031	—

	TOTAL		$1,138,076,601

Footnote(s):

(a)	The net cash receipts represent cash received by each Debtor’s assigned bank account.

MOR-1a

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	2/3/19 - 3/2/19
MOR-1b	Federal Tax I.D. No.	20-1920798
(in US Dollars)
(Unaudited)

SCHEDULE OF DISBURSEMENTS

#	DEBTOR ENTITY NAME	BANKRUPTCY CASE NUMBER	NET CASH DISBURSEMENTS (a)	PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. escrow accounts)	TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)	F/N
1.	SEARS, ROEBUCK AND CO.	18-23537	$867,918,605	$—	$867,918,605	(b)
2.	SEARS HOLDINGS CORPORATION	18-23538	93,762	31,396,328	31,490,090	(c)
3.	KMART HOLDING CORPORATION	18-23539	—	—	—
4.	KMART OPERATIONS LLC	18-23540	2,377,687	—	2,377,687
5.	SEARS OPERATIONS LLC	18-23541	3,689,474	—	3,689,474
6.	SERVICELIVE, INC.	18-23542	144,020	—	144,020
7.	A&E FACTORY SERVICE, LLC	18-23543	359,446	—	359,446
8.	A&E HOME DELIVERY, LLC	18-23544	62,538	—	62,538
9.	A&E LAWN & GARDEN, LLC	18-23545	—	—	—
10.	A&E SIGNATURE SERVICE, LLC	18-23546	—	—	—
11.	FBA HOLDINGS INC.	18-23547	—	—	—
12.	INNOVEL SOLUTIONS, INC.	18-23548	13,883,112	—	13,883,112
13.	KMART CORPORATION	18-23549	58,928,029	—	58,928,029
14.	MAXSERV, INC.	18-23550	722,631	—	722,631
15.	PRIVATE BRANDS, LTD.	18-23551	—	—	—
16.	SEARS DEVELOPMENT CO.	18-23552	—	—	—
17.	SEARS HOLDINGS MANAGEMENT CORPORATION	18-23553	9,142,035	—	9,142,035
18.	SEARS HOME & BUSINESS FRANCHISES, INC.	18-23554	186,909	—	186,909
19.	SEARS HOME IMPROVEMENT PRODUCTS, INC	18-23555	5,883,341	—	5,883,341
20.	SEARS INSURANCE SERVICES, L.L.C.	18-23556	5,974	—	5,974
21.	SEARS PROCUREMENT SERVICES, INC.	18-23557	—	—	—
22.	SEARS PROTECTION COMPANY	18-23558	55,253	—	55,253
23.	SEARS PROTECTION COMPANY (PR) INC.	18-23559	—	—	—
24.	SEARS ROEBUCK ACCEPTANCE CORP.	18-23560	6,815,430	—	6,815,430
25.	SEARS, ROEBUCK DE PUERTO RICO, INC.	18-23561	608,935	—	608,935
26.	SYW RELAY LLC	18-23562	—	—	—
27.	WALLY LABS LLC	18-23563	—	—	—
28.	BIG BEAVER OF FLORIDA DEVELOPMENT, LLC	18-23564	—	—	—
29.	CALIFORNIA BUILDER APPLIANCES, INC.	18-23565	195,883	—	195,883
30.	FLORIDA BUILDER APPLIANCES, INC.	18-23566	223,125	—	223,125
31.	KBL HOLDING INC.	18-23567	—	—	—
32.	KLC, INC.	18-23568	—	—	—
33.	SEARS PROTECTION COMPANY (FLORIDA), LLC	18-23569	—	—	—
34.	KMART OF WASHINGTON LLC	18-23570	56,801	—	56,801
35.	KMART STORES OF ILLINOIS LLC	18-23571	1,671,829	—	1,671,829
36.	KMART STORES OF TEXAS LLC	18-23572	74,996	—	74,996
37.	MYGOFER LLC	18-23573	—	—	—
38.	SEARS BRANDS BUSINESS UNIT CORP	18-23574	209,032	—	209,032
39.	SEARS HOLDINGS PUBLISHING COMPANY, LLC	18-23575	—	—	—
40.	KMART OF MICHIGAN, INC.	18-23576	979,880	—	979,880
41.	SHC DESERT SPRINGS, LLC	18-23577	—	—	—
42.	SOE, INC.	18-23578	—	—	—
43.	STARWEST, LLC	18-23579	169,601	—	169,601
44.	STI MERCHANDISING, INC.	18-23580	—	—	—
45.	TROY COOLIDGE NO. 13, LLC	18-23581	—	—	—
46.	BLUELIGHT.COM, INC.	18-23582	—	—	—
47.	SEARS BRANDS, L.L.C.	18-23583	—	—	—
48.	SEARS BUYING SERVICES, INC.	18-23584	—	—	—
49.	KMART.COM LLC	18-23585	—	—	—
50.	SEARS BRANDS MANAGEMENT CORPORATION	18-23586	60,919	—	60,919
51.	SHC LICENSED BUSINESS LLC	18-23616	—	—	—
52.	SHC PROMOTIONS LLC	18-23630	18,209	—	18,209
53.	SRE HOLDING CORPORATION	19-22031	—	—	—

	TOTAL		$974,537,455	$31,396,328	$1,005,933,783

Footnote(s):

(a)

The net cash disbursements represent cash disbursed by the Debtor entity excluding disbursements made on behalf of other Debtor entities, which are reflected on the accounts of the Debtors on whose behalf they are made.

(b)

Sears, Roebuck and Co. (18-23537) disbursements of $867,918,605 million represents paydown of the DIP ABL $513,118,726 million, Revolver $219,048,719 million and other disbursements $135,751,160 million.

(c)	Sears Holdings Corporation (18-23538) disbursements made by outside sources represents professional fee payments.

MOR-1b

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	2/3/19 - 3/2/19
MOR-1b.1	Federal Tax I.D. No.	20-1920798
(in US Dollars)
(Unaudited)

QTD SUMMARY OF DISBURSEMENTS BY DEBTOR

			Q1’19
		BANKRUPTCY	TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)	TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)	QTD TOTAL DISBURSEMENTS (FOR QUARTERLY FEE PURPOSES)
#	DEBTOR ENTITY NAME	CASE NUMBER	JAN. 6 -FEB. 2, 2019	FEB. 3 - MAR. 2, 2019	JAN. 6 -MAR. 2, 2019
1.	SEARS, ROEBUCK AND CO.	18-23537	$404,821,279	$867,918,605	$1,272,739,884
2.	SEARS HOLDINGS CORPORATION	18-23538	9,380,483	31,490,090	40,870,573
3.	KMART HOLDING CORPORATION	18-23539	—	—	—
4.	KMART OPERATIONS LLC	18-23540	7,807,292	2,377,687	10,184,979
5.	SEARS OPERATIONS LLC	18-23541	1,140,480	3,689,474	4,829,954
6.	SERVICELIVE, INC.	18-23542	321,201	144,020	465,221
7.	A&E FACTORY SERVICE, LLC	18-23543	1,428,772	359,446	1,788,218
8.	A&E HOME DELIVERY, LLC	18-23544	193,219	62,538	255,757
9.	A&E LAWN & GARDEN, LLC	18-23545	—	—	—
10.	A&E SIGNATURE SERVICE, LLC	18-23546	—	—	—
11.	FBA HOLDINGS INC.	18-23547	—	—	—
12.	INNOVEL SOLUTIONS, INC.	18-23548	36,174,616	13,883,112	50,057,728
13.	KMART CORPORATION	18-23549	268,547,808	58,928,029	327,475,837
14.	MAXSERV, INC.	18-23550	3,043,570	722,631	3,766,201
15.	PRIVATE BRANDS, LTD.	18-23551	—	—	—
16.	SEARS DEVELOPMENT CO.	18-23552	—	—	—
17.	SEARS HOLDINGS MANAGEMENT CORPORATION	18-23553	12,552,648	9,142,035	21,694,683
18.	SEARS HOME & BUSINESS FRANCHISES, INC.	18-23554	1,475,472	186,909	1,662,381
19.	SEARS HOME IMPROVEMENT PRODUCTS, INC	18-23555	17,701,482	5,883,341	23,584,822
20.	SEARS INSURANCE SERVICES, L.L.C.	18-23556	225,494	5,974	231,468
21.	SEARS PROCUREMENT SERVICES, INC.	18-23557	—	—	—
22.	SEARS PROTECTION COMPANY	18-23558	229,269	55,253	284,522
23.	SEARS PROTECTION COMPANY (PR) INC.	18-23559	—	—	—
24.	SEARS ROEBUCK ACCEPTANCE CORP.	18-23560	12,719,693	6,815,430	19,535,123
25.	SEARS, ROEBUCK DE PUERTO RICO, INC.	18-23561	3,836,024	608,935	4,444,959
26.	SYW RELAY LLC	18-23562	—	—	—
27.	WALLY LABS LLC	18-23563	—	—	—
28.	BIG BEAVER OF FLORIDA DEVELOPMENT, LLC	18-23564	—	—	—
29.	CALIFORNIA BUILDER APPLIANCES, INC.	18-23565	3,931,711	195,883	4,127,594
30.	FLORIDA BUILDER APPLIANCES, INC.	18-23566	5,322,503	223,125	5,545,628
31.	KBL HOLDING INC.	18-23567	—	—	—
32.	KLC, INC.	18-23568	—	—	—
33.	SEARS PROTECTION COMPANY (FLORIDA), LLC	18-23569	—	—	—
34.	KMART OF WASHINGTON LLC	18-23570	193,131	56,801	249,932
35.	KMART STORES OF ILLINOIS LLC	18-23571	1,317,187	1,671,829	2,989,015
36.	KMART STORES OF TEXAS LLC	18-23572	1,369,578	74,996	1,444,574
37.	MYGOFER LLC	18-23573	—	—	—
38.	SEARS BRANDS BUSINESS UNIT CORP	18-23574	699,629	209,032	908,661
39.	SEARS HOLDINGS PUBLISHING COMPANY, LLC	18-23575	—	—	—
40.	KMART OF MICHIGAN, INC.	18-23576	2,835,298	979,880	3,815,178
41.	SHC DESERT SPRINGS, LLC	18-23577	—	—	—
42.	SOE, INC.	18-23578	—	—	—
43.	STARWEST, LLC	18-23579	1,880,068	169,601	2,049,669
44.	STI MERCHANDISING, INC.	18-23580	—	—	—
45.	TROY COOLIDGE NO. 13, LLC	18-23581	—	—	—
46.	BLUELIGHT.COM, INC.	18-23582	—	—	—
47.	SEARS BRANDS, L.L.C.	18-23583	—	—	—
48.	SEARS BUYING SERVICES, INC.	18-23584	—	—	—
49.	KMART.COM LLC	18-23585	217,248	—	217,248
50.	SEARS BRANDS MANAGEMENT CORPORATION	18-23586	271,613	60,919	332,532
51.	SHC LICENSED BUSINESS LLC	18-23616	—	—	—
52.	SHC PROMOTIONS LLC	18-23630	62,115	18,209	80,324
53.	SRE HOLDING CORPORATION	19-22031	—	—	—

	Total		$799,698,882	$1,005,933,783	$1,805,632,665

MOR-1b.1

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	2/3/19 - 3/2/19
MOR-1c.1	Federal Tax I.D. No.	20-1920798
(in US Dollars)
(Unaudited)

BANK ACCOUNT INFORMATION

#	LEGAL ENTITY	CASE NUMBER	BANK	LAST 4 DIGITS ACCOUNT#	BANK BALANCE	F/N
Debtor Bank Accounts Opened Pre-Closing
1.	Kmart Corporation	18-23549	BancorpSouth	3945	$147,506	(a)(b)
2.	Kmart Corporation	18-23549	Bank of America, N.A.	2637	N/A	(c)(d)
3.	Kmart Corporation	18-23549	Bank of America, N.A.	3428	N/A	(c)
4.	Kmart Corporation	18-23549	Bank of America, N.A.	3884	N/A	(c)
5.	Kmart Corporation	18-23549	Bank of America, N.A.	4067	N/A	(c)
6.	Kmart Corporation	18-23549	Bank of America, N.A.	4339	N/A	(c)
7.	Kmart Corporation	18-23549	Bank of America, N.A.	5450	10,000,000	(f)
8.	Kmart Corporation	18-23549	Bank of America, N.A.	6688	N/A	(c)
9.	Kmart Corporation	18-23549	Bank of America, N.A.	8793	N/A	(c)
10.	Kmart Corporation	18-23549	Bank of America, N.A.	8832	N/A	(c)
11.	Kmart Corporation	18-23549	Bank of America, N.A.	8978	3,393,613	(f)
12.	Kmart Corporation	18-23549	Bank Of Oklahoma	5769	8,754	(e)(b)
13.	Kmart Corporation	18-23549	Capital One Bank	9632	146,448	(g)
14.	Kmart Corporation	18-23549	Cherokee State Bank	0494	—	(f)(h)
15.	Kmart Corporation	18-23549	First National Bank	0001	11,045	(f)
16.	Kmart Corporation	18-23549	First National Bank of Grayson	4081	—	(i)
17.	Kmart Corporation	18-23549	First Tennessee	0555	29,613	(g)
18.	Kmart Corporation	18-23549	Hilltop National Bank	4003	—	(f)(h)
19.	Kmart Corporation	18-23549	Union Bank	1583	405,447	(e)
20.	Kmart Corporation	18-23549	United Missouri Bank	0553	103,661	(e)
21.	Kmart Corporation	18-23549	United Missouri Bank	3100	—	(e)(j)
22.	Kmart Corporation	18-23549	United Missouri Bank	4642	—	(e)(j)
23.	Kmart Corporation	18-23549	Fidelity Bank	2180	3,819	(f)(k)
24.	Kmart Corporation	18-23549	First Interstate Bank of Riverton	1274	2,434	(l)(k)
25.	Kmart Corporation	18-23549	M&T Bank	2880	9,290	(e)
26.	Kmart Corporation	18-23549	NorState Federal Credit Union	6752	15,026	(f)(k)
27.	Kmart Corporation	18-23549	Old National Bank	5501	3,794	(f)(k)
28.	Kmart Corporation	18-23549	PNC Bank	5929	20,000	(n)
29.	Kmart Corporation	18-23549	Wells Fargo	5915	96,350	(f)
30.	Kmart Corporation	18-23549	Zions National Bank	6778	6,295	(f)(k)
31.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0422	N/A	(c)
32.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	1496	N/A	(c)
33.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	1561	N/A	(c)
34.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	1579	N/A	(c)
35.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	2154	N/A	(c)
36.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	2439	N/A	(c)
37.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	2648	N/A	(c)
38.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	5505	N/A	(c)
39.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	6350	N/A	(c)
40.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	6388	N/A	(c)
41.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	6570	108,571,885	(f)
42.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8279	490,835	(f)
43.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8492	N/A	(c)
44.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8501	N/A	(c)
45.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8965	88,046,942	(f)
46.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9540	—	(f)
47.	Sears, Roebuck and Co.	18-23537	PNC Bank	2095	49,526	(n)
48.	Sears, Roebuck and Co.	18-23537	Regions Bank	3439	48,339	(q)
49.	Sears, Roebuck and Co.	18-23537	Union Bank	4871	404,759	(e)
50.	Sears, Roebuck and Co.	18-23537	Wells Fargo	5907	110,378	(f)
Debtor Bank Accounts Opened Post-Closing

MOR-1c.1

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	2/3/19 - 3/2/19
MOR-1c.1	Federal Tax I.D. No.	20-1920798
(in US Dollars)
(Unaudited)

#	LEGAL ENTITY	CASE NUMBER	BANK	LAST 4 DIGITS ACCOUNT#	BANK BALANCE	F/N
Debtor Bank Accounts Opened Pre-Closing
51.	Kmart Corporation	18-23549	Bank of America, N.A.	7257	—	(m	)
52.	Kmart Corporation	18-23549	Bank of America, N.A.	7260	5,390,700	(m	)
53.	Kmart Corporation	18-23549	Bank of America, N.A.	7338	—	(m	)
54.	Kmart Corporation	18-23549	Bank of America, N.A.	7341	—	(m	)
55.	Kmart Corporation	18-23549	Bank of America, N.A.	8751	—	(m	)
56.	Kmart Corporation	18-23549	Bank of America, N.A.	8968	—	(m	)
57.	Kmart Corporation	18-23549	Bank of America, N.A.	8971	5,043,890	(m	)
58.	Kmart Corporation	18-23549	Bank of America, N.A.	8984	—	(m	)
59.	Sears Holdings Management Corporation	18-23553	Bank of America, N.A.	7354	—	(m	)
60.	Sears Holdings Management Corporation	18-23553	Bank of America, N.A.	7367	—	(m	)
61.	Sears Roebuck Acceptance Corp.	18-23560	Bank of America, N.A.	8036	—	(m	)
62.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7231	—	(o	)
63.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7244	11,128,802	(m	)
64.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7312	—	(m	)
65.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7325	—	(m	)
66.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8764	—	(p	)
67.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9019	—	(m	)
68.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8997	21,551,582	(m	)
69.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9006	—	(m	)

MOR-1c.1

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	2/3/19 - 3/2/19
MOR-1c.2	Federal Tax I.D. No.	20-1920798
(in US Dollars)
(Unaudited)

BANK ACCOUNT INFORMATION (CON’T)

Footnote(s):

(a)	The bank statement(s) are for the period from 2/1/19 through 3/1/19.

(b)	The bank account(s) were closed on 3/20/19.

(c)	The bank account(s) are a store account that ZBA to the store depository account. This account does not generate a bank statement.

(d)	The bank account(s) were closed on 3/22/19.

(e)	The bank statement(s) are for the period from 2/2/19 through 3/1/19.

(f)	The bank statement(s) are for the period from 2/1/19 through 2/28/19.

(g)	The bank statement(s) are for the period from 2/2/19 through 2/28/19.

(h)	The bank account(s) were closed on 2/22/19.

(i)	The bank account(s) were closed on 1/31/19.

(j)	The bank account(s) were closed on 2/14/19.

(k)	The bank account(s) were closed on 3/29/19.

(l)	The bank account statement date is 3/28/19.

(m)	The bank account(s) were opened during the current reporting period and the balance is as of 3/1/19.

(n)	The bank statement(s) are for the period from 2/7/19 through 2/28/19.

(o)	The bank account(s) were opened during the current reporting period and the balance is as of 2/28/19.

(p)	The bank account(s) were opened during the current reporting period and the balance is as of 3/26/19.

(q)	The bank statement(s) are for the period from 2/6/19 through 2/28/19.

MOR-1c.2

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	2/3/19 - 3/2/19
MOR-1c.3	Federal Tax I.D. No.	20-1920798
(in US Dollars)
(Unaudited)

BANK ACCOUNT INFORMATION

#	LEGAL ENTITY	CASE NUMBER	BANK	LAST 4 DIGITS ACCOUNT #
Bank Accounts Transferred to Buyer at Closing
1.	California Builder Appliances, Inc.	18-23565	Bank of America, N.A.	6850
2.	Florida Builder Appliances, Inc.	18-23566	Bank of America, N.A.	7770
3.	Innovel Solutions, Inc.	18-23548	Bank of America, N.A.	3618
4.	Kmart Corporation	18-23549	Banco Popular	0247
5.	Kmart Corporation	18-23549	Banco Popular	6180
6.	Kmart Corporation	18-23549	Bank of America, N.A.	0136
7.	Kmart Corporation	18-23549	Bank of America, N.A.	0508
8.	Kmart Corporation	18-23549	Bank of America, N.A.	0986
9.	Kmart Corporation	18-23549	Bank of America, N.A.	0994
10.	Kmart Corporation	18-23549	Bank of America, N.A.	1000
11.	Kmart Corporation	18-23549	Bank of America, N.A.	2102
12.	Kmart Corporation	18-23549	Bank of America, N.A.	3295
13.	Kmart Corporation	18-23549	Bank of America, N.A.	3531
14.	Kmart Corporation	18-23549	Bank of America, N.A.	3816
15.	Kmart Corporation	18-23549	Bank of America, N.A.	3896
16.	Kmart Corporation	18-23549	Bank of America, N.A.	3929
17.	Kmart Corporation	18-23549	Bank of America, N.A.	4404
18.	Kmart Corporation	18-23549	Bank of America, N.A.	6005
19.	Kmart Corporation	18-23549	Bank of America, N.A.	6911
20.	Kmart Corporation	18-23549	Bank of America, N.A.	7539
21.	Kmart Corporation	18-23549	Bank of America, N.A.	7542
22.	Kmart Corporation	18-23549	Bank of America, N.A.	7555
23.	Kmart Corporation	18-23549	Bank of America, N.A.	7743
24.	Kmart Corporation	18-23549	Bank of America, N.A.	7756
25.	Kmart Corporation	18-23549	Bank of America, N.A.	7769
26.	Kmart Corporation	18-23549	Bank of America, N.A.	7772
27.	Kmart Corporation	18-23549	Bank of America, N.A.	7785
28.	Kmart Corporation	18-23549	Bank of America, N.A.	7798
29.	Kmart Corporation	18-23549	Bank of America, N.A.	7808
30.	Kmart Corporation	18-23549	Bank of America, N.A.	7811
31.	Kmart Corporation	18-23549	Bank of America, N.A.	7824
32.	Kmart Corporation	18-23549	Bank of America, N.A.	7837
33.	Kmart Corporation	18-23549	Bank of America, N.A.	7970
34.	Kmart Corporation	18-23549	BB&T Bank	8654
35.	Kmart Corporation	18-23549	Citizens Bank	7910
36.	Kmart Corporation	18-23549	First and Farmers Bank	0543
37.	Kmart Corporation	18-23549	First Bank and Trust Company	9130
38.	Kmart Corporation	18-23549	First Hawaiian Bank	0940
39.	Kmart Corporation	18-23549	First Interstate Bank of Billings NA	3730
40.	Kmart Corporation	18-23549	First Interstate Bank of Billings NA	2277
41.	Kmart Corporation	18-23549	First Security	7014
42.	Kmart Corporation	18-23549	First Security	9005
43.	Kmart Corporation	18-23549	First State Bank	6705
44.	Kmart Corporation	18-23549	Iowa State Bank	4408
45.	Kmart Corporation	18-23549	NBT Bank	0573
46.	Kmart Corporation	18-23549	PNC Bank	0169
47.	Kmart Corporation	18-23549	PNC Bank	3334
48.	Kmart Corporation	18-23549	PNC Bank	9553
49.	Kmart Corporation	18-23549	Union Bank	0694

MOR-1c.3

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	2/3/19 - 3/2/19
MOR-1c.3	Federal Tax I.D. No.	20-1920798
(in US Dollars)
(Unaudited)

BANK ACCOUNT INFORMATION

#	LEGAL ENTITY	CASE NUMBER	BANK	LAST 4 DIGITS ACCOUNT #
50.	Kmart Corporation	18-23549	Wells Fargo	0318
51.	Sears Holdings Corporation	18-23538	Bank of America, N.A.	4266
52.	Sears Holdings Corporation	18-23538	Bank of America, N.A.	6719
53.	Sears Holdings Management Corporation	18-23553	Bank of America, N.A.	5426
54.	Sears Holdings Management Corporation	18-23553	Bank of America, N.A.	6338
55.	Sears Holdings Management Corporation	18-23553	Bank of America, N.A.	6722
56.	Sears Holdings Management Corporation	18-23553	KeyBank	1056
57.	Sears Holdings Management Corporation	18-23553	US Bank	8942
58.	Sears Protection Company	18-23558	Bank of America, N.A.	4583
59.	Sears Protection Company (Florida), LLC	18-23569	Bank of America, N.A.	4596
60.	Sears Protection Company (PR), Inc.	18-23561	Banco Popular	1580
61.	Sears Protection Company (PR), Inc.	18-23559	Banco Popular	5678
62.	Sears Protection Company (PR), Inc.	18-23561	Banco Popular	7665
63.	Sears Roebuck Acceptance Corp.	18-23560	Bank of America, N.A.	0955
64.	Sears Roebuck Acceptance Corp.	18-23560	Bank of America, N.A.	6815
65.	Sears Roebuck Acceptance Corp.	18-23560	Bank of America, N.A.	9512
66.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0149
67.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0556
68.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0895
69.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0903
70.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0911
71.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0929
72.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0945
73.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	0952
74.	Sears, Roebuck and Co.	18-23555	Bank of America, N.A.	0978
75.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	1451
76.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	1595
77.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	3107
78.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	3266
79.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	4120
80.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	4205
81.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	4394
82.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	5261
83.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	5468
84.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	5885
85.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	6654
86.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	6667
87.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7607
88.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7776
89.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7802
90.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7828
91.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7831
92.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7844
93.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7857
94.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7969
95.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	7972
96.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8855
97.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8868
98.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8871
99.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8884

MOR-1c.3

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	2/3/19 - 3/2/19
MOR-1c.3	Federal Tax I.D. No.	20-1920798
(in US Dollars)
(Unaudited)

BANK ACCOUNT INFORMATION

#	LEGAL ENTITY	CASE NUMBER	BANK	LAST 4 DIGITS ACCOUNT #
100.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8960
101.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8973
102.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8981
103.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8986
104.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	8994
105.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9415
106.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9457
107.	Sears, Roebuck and Co.	18-23537	Bank of America, N.A.	9939
108.	Sears, Roebuck and Co.	18-23537	Bank Of Oklahoma	1048
109.	Sears, Roebuck and Co.	18-23537	Capital One Bank	4557
110.	Sears, Roebuck and Co.	18-23537	Capital One Bank	9999
111.	Sears, Roebuck and Co.	18-23537	Citizens Bank	3397
112.	Sears, Roebuck and Co.	18-23537	First Hawaiian Bank	8911
113.	Sears, Roebuck and Co.	18-23537	First Tennessee	0003
114.	Sears, Roebuck and Co.	18-23537	KeyBank	4236
115.	Sears, Roebuck and Co.	18-23537	PNC Bank	2515
116.	Sears, Roebuck and Co.	18-23537	PNC Bank	3342
117.	Sears, Roebuck and Co.	18-23537	PNC Bank	3424
118.	Sears, Roebuck and Co.	18-23537	Regions Bank	5433
119.	Sears, Roebuck and Co.	18-23537	Union Bank	0686
120.	Sears, Roebuck and Co.	18-23537	Wells Fargo	2397
121.	StarWest, LLC	18-23579	Bank of America, N.A.	9396

MOR-1c.3

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	2/3/19 - 3/2/19
MOR-1d	Federal Tax I.D. No.	20-1920798
(in US Dollars)
(Unaudited)

SCHEDULE OF RETAINED RESTRUCTURING PROFESSIONAL FEE DISBURSEMENTS & US TRUSTEE FEES

PROFESSIONAL	AMOUNT PAID DURING THE REPORTING PERIOD	CUMULATIVE (a)
Estate Professionals
Weil, Gotshal & Manges LLP	$8,200,449	$12,347,390
M-III Advisory Partners LP	—	3,778,954
Wachtell, Lipton, Rosen & Katz	376,287	376,287
Lazard Freres & Co. LLC	14,607,060	16,251,395
Prime Clerk	2,921,471	5,549,925
A&G Realty Partners LLC	100,000	200,000
Jones Lang Lasalle Americas, Inc.	146,010	339,646
McAndrews Held & Malloy LTD	376,439	376,439

Total Estate Professionals	26,727,717	39,220,037

Restructuring Committee Professionals
Paul Weiss Rifkind Wharton & Garrison LLP	3,115,824	6,462,119
Young Conaway Stargatt & Taylor, LLP	63,440	154,386
Alvarez & Marsal North America, LLC	983,323	2,792,533

Total Restructuring Committee Professionals	4,162,587	9,409,037

Creditor Committee Professionals
Akin Gump Strauss Hauer & Feld LLP	882,462	882,462

Total Creditor Committee Professionals	882,462	882,462

Total Retained Professionals	31,772,767	49,511,537

US Trustee Quarterly Fees	—	3,366,731

Total Professional and US Trustee Fees	$31,772,767	$52,878,267

Footnotes(s):

(a)	Represents payments made since the Commencement Date.

MOR-1d

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	2/3/19 - 3/2/19
MOR-2	Federal Tax I.D. No.	20-1920798
(Unaudited)

STATEMENT OF OPERATIONS

Condensed & Consolidated Income Statement (a)

Reporting Period Ended March 2, 2019
(in millions)
REVENUES
Merchandise sales and services	$150
Services and other	19

Total revenues	169
COSTS AND EXPENSES
Cost of sales, buying and occupancy - merchandise sales	144
Cost of sales and occupancy - services and other	17

Total cost of sales, buying and occupancy	161
Selling and administrative	23
Depreciation and amortization	3
Gain on sales of assets	(313)

Total costs and expenses	(126)

Operating income (loss)	295
Reorganization, net	(34)
Interest expense	(10)
Interest and investment income (loss)	4
Other loss	1

Income (loss) before income taxes	256
Income tax (expense) benefit	(1)

NET INCOME	$255

Footnote(s):

(a)	Numbers may not foot due to rounding

MOR-2

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
(Jointly Administered)	Reporting Period:	2/3/19 - 3/2/19
MOR-3	Federal Tax I.D. No.	20-1920798
(Unaudited)

BALANCE SHEET

Condensed & Consolidated Balance Sheet (a)

As of March 2, 2019
(in millions)
ASSETS
Current assets
Cash and Cash Equivalents	$24
Restricted Cash	211
Accounts Receivable	40
Merchandise Inventories	13
Prepaid Expenses and Other Current Assets	170

Total Current Assets	458
Property and Equipment (net of accumulated depreciation and amortization)	5
Other Assets	238
Investment in Subsidiaries	26,690

TOTAL ASSETS	$27,391

LIABILITIES
Current Liabilities
Short-Term Borrowings	232
Current Portion of Long-Term Debt and Capitalized Lease Obligations	394
Merchandise Payables	50
Intercompany Payables	27,346
Other Current Liabilities	479

Total Current Liabilities	28,501
Long-term Debt and Capitalized Lease Obligations	1,037
Pension and Postretirement Benefits	124
Unearned Revenues	56
Other Long-term Liabilities	432

Total Liabilities Not Subject to Compromise	30,150
Liabilities Subject to Compromise	4,264
Commitments and Contingencies	—
DEFICIT
Total Deficit	(7,023)

TOTAL LIABILITIES AND DEFICIT	$27,391

Footnote(s):

(a)	Numbers may not foot due to rounding

MOR-3

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
Debtors	Reporting Period:	2/3/19 - 3/2/19
MOR-4a, 4b, 4c	Federal Tax I.D. No.	20-1920798
(in US Dollars)

MOR-4a: STATUS OF POST-PETITION TAXES

Subject: February Monthly Operating Report Attestation Regarding Post-Petition Taxes

The Debtors, Sears Holdings Corporation., et al., hereby submit this attestation regarding post-petition taxes.

All post-petition taxes for the Debtors, which are not subject to dispute or reconciliation, are current. There are no material post-petition tax disputes or reconciliations.

/s/ Mohsin Y. Meghji
Mohsin Y. Meghji
Chief Restructuring Officer
Sears Holdings Corporation, et al.

MOR-4b: SUMMARY OF UNPAID POST-PETITION VENDOR PAYABLES

		NUMBER OF DAYS PAST DUE
DESCRIPTION	CURRENT	1-30 DAYS (a)	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
Combined	$—	$49,544,190	$—	$—	$—	$49,544,190

Footnote(s):

(a)	The Debtors and the Buyer are currently disputing which party is responsible for certain post-petition payables.

MOR-4c: ACCOUNTS RECEIVABLE AGING

DESCRIPTION	CURRENT	1-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
Accounts Receivable, Net	$40,059,726	$—	$—	$—	$—	$40,059,726

MOR-4a, 4b, 4c

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
Debtors	Reporting Period:	2/3/19 - 3/2/19
MOR-5	Federal Tax I.D. No.	20-1920798
(in US Dollars)

PAYMENTS TO INSIDERS (a)(b)

INSIDER PAYMENT SUMMARY (FOR THIS PERIOD ONLY)
DESCRIPTION	AMOUNT
Regular Earnings, Subject to Withholding & Gross Up; Cell Phone Reimbursement; Commuter Pay	$967,483

Footnote(s):

(a)   The payments to insiders includes payments by the Debtors to individuals who were directors of the Board of Sears Holdings Corporation and employees who have been included in the Debtors’ Key Employee Incentive Plan.

Persons included as “insiders” have been included for informational purposes only. The Debtors do not concede or take any position with respect to: (i) such person’s influence over the control of the Debtors; (ii) the management responsibilities or functions of such individual; (iii) the decision-making or corporate authority of such individual; or (iv) whether such individual could successfully argue that he or she is not an “insider” under applicable law, including, without limitation, the federal securities laws or with respect to any theories of liability or for any other purpose. Further, the inclusion of a party as an “insider” is not an acknowledgement or concession that such party is an “insider” under applicable bankruptcy law.

(b)   All payments made during this reporting period were made by the Debtors. Transform Holdco LLC refunded the Debtors for the amount of payroll expenses allocated to the Debtors under the Asset Purchase Agreement during this reporting period which totaled $580,039.

MOR-5

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
Debtors	Reporting Period:	2/3/19 - 3/2/19
MOR-6	Federal Tax I.D. No.	20-1920798
(in US Dollars)

DIP FINANCING (TERM LOAN & ABL) - As of March 2, 2019

DESCRIPTION	BEGINNING BALANCE	ADDITIONAL DRAWS	PAYDOWNS	ENDING BALANCE
Debtor-in-Possession ABL Facility (including the rollup of pre-petition ABL revolving and term loans and L/Cs) Note: shows draws and paydowns of DIP term loans only; the revolving advances are repaid with daily cash sweep, except for revolving advances repaid on the Effective Date (a)	$513,118,726	$0	($513,118,726)	$0
DIP Junior Term Loan Facility (b)	350,000,000	—	(350,000,000)	—

Total	$863,118,726	$0	($863,118,726)	$0

Footnote(s)

(a)	Pursuant to the Sale Order, on the Closing, prepetition secured debt under the Final DIP ABL Order was repaid.
(b)	Secured obligations under the Final Junior DIP Order were rolled into new financing of the Buyer and otherwise discharged as against the Debtors.

MOR-6

In re: SEARS HOLDINGS CORPORATION, et al.	Case No.	18-23538 (RDD)
Debtors	Reporting Period:	2/3/19 - 3/2/19
	Federal Tax I.D. No.	20-1920798

MOR 7: DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.		Yes	No	Comments
1.	Have any assets been sold or transferred outside the normal course of business this reporting period?	X		The Asset Purchase Agreement was approved and closed on February 11, 2019; Real Estate transactions during the month include the sale of one Sears Full Line Store, one Auto Center, two Big Kmart Stores; one outparcel of a Big Kmart Store; sales of store fixtures and Kmart Pharmacy lists for a number of closed stores.

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?	X		In connection with the sale, an escrow account was set-up for Transform Holdco LLC by Sears Holdings Corporation which was held at Citibank. The distributions out of the account were for the benefit of Transform Holdco LLC and are not reflected on MOR-1b Schedule of Disbursements

3.	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X

4.	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X

5.	Is the Debtor delinquent in paying any insurance premium payment?		X

6.	Have any payments been made on pre-petition liabilities this reporting period?		X

7.	Are any post petition receivables (accounts, notes or loans) due from related parties?	X		Sears Hometown and Outlet Stores owes Sears, Roebuck & Co. for the monthly intercompany settlement related to service contract sales, inventory and other support functions provided by Sears, Roebuck & Co.

8.	Are any post petition payroll taxes past due?		X

9.	Are any post petition State or Federal income taxes past due?		X

10.	Are any post petition real estate taxes past due?		X

11.	Are any other post petition taxes past due?		X

12.	Have any pre-petition taxes been paid during this reporting period?	X		(a)

13.	Are any amounts owed to post petition creditors delinquent?	X		As of 3/15/19, there are approximately $48.5 million in delinquent invoices payable to post petition creditors. This is due to an ongoing dispute between the Debtors’ Estate and Transform Holdco LLC as to which entity will pay the creditors.

14.	Are any wage payments past due?		X

15.	Have any post petition loans been received by the Debtor from any party?		X

16.	Is the Debtor delinquent in paying any U.S. Trustee fees?		X

17.	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

18.	Have the owners or shareholders received any compensation outside of the normal course of business?		X

Footnote(s):

(a)	The following pre-petition taxes were paid during this period: (i) gross receipts taxes; (ii) state income taxes for franchise businesses; and (iii) property taxes.

MOR-7